UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________________

FORM 8-K

______________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2020

Crescent Acquisition Corp
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38825	82-3447941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025

(Address of principal executive offices) (Zip Code)

(310) 235-5900

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	CRSAU	The NASDAQ Stock Market LLC
Class A common stock, $0.0001 par value per share	CRSA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CRSAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On December 17, 2020, Crescent Acquisition Corp (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 31,250,000 shares of common stock outstanding at the close of business on the record date, October 23, 2020. At the Annual Meeting, the Company’s stockholders voted on the following proposals and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as Class I directors of the Company to serve until the 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualify, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Kathleen S. Briscoe	17,052,566	3,925,658	2,182	4,494,828
John J. Gauthier	17,052,546	3,925,678	2,182	4,494,828

Proposal 2

The proposal to ratify the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was approved, based on the following votes:

FOR	AGAINST	ABSTAIN
25,424,933	3,147	47,154

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Crescent Acquisition Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crescent Acquisition Corp

Date: December 21, 2020	By:	/s/ George Hawley

George Hawley
General Counsel and Secretary

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